LOANS AND FINANCING	12 Months Ended
Dec. 31, 2017
LOANS AND FINANCING
LOANS AND FINANCING

NOTE 13 — LOANS AND FINANCING

Loans and financing are as follows:

	Annual charges (*)	2017	2016
Working capital	7.36%	2,739,258	3,468,490
Financing of property, plant and equipment and others	8.58%	2,108,216	2,855,860
Ten/Thirty Year Bonds	5.84%	11,614,182	14,093,460

Total Loans and Financing		16,461,656	20,417,810

Current		2,004,341	4,458,220
Non-current		14,457,315	15,959,590

Principal amount of loans and Financing		16,207,120	20,049,854
Interest accrued of loans and Financing		254,536	367,956

Total Loans and Financing		16,461,656	20,417,810

(*) Weighted average effective interest costs on December 31, 2017.

Loans and financing denominated in Brazilian reais are indexed to the TJLP (long-term interest rate), CDI (Interbank Deposit Certificate), or by the IGP-M (general market price index) and IPCA (Amplified Consumer Price).

Summary of loans and financing by currency:

	2017	2016
Brazilian Real (BRL)	2,710,308	3,228,759
U.S. Dollar (USD)	13,333,669	16,487,116
Other currencies	417,679	701,935

	16,461,656	20,417,810

The amortization schedules of long term loans and financing are as follows:

	2017	2016
2018	—	1,679,416
2019	873,274	875,319
2020	3,158,211	3,261,435
2021	1,730,177	3,500,937
2022	147,715	150,916
2023 on	8,547,938	6,491,567

	14,457,315	15,959,590

a) Main funding in 2017

In October 2017, Gerdau SA, through its subsidiary Gerdau Trade Inc., completed the issuance of a 10-year Bond in the amount of US$ 650 million with a coupon of 4.875% per annum. The proceeds were used to repurchase the Bonds maturing in 2021 and 2020, issued by Gerdau Trade Inc. and Gerdau Holdings Inc., respectively.

b) Monitoring Index

Only operations with BNDES contemplate monitoring of the Company’s indebtedness indexes established in the agreement. In a possible breakdown of the indicator in the annual measurement, the Company would enter into a healing period and a subsequent renegotiation of guarantees, therefore, not being configured as the possibility of a default event. The Company is in a compliance with contractual obligations and no default events occurred at December 31, 2017, 2016 and 2015.

c) Guarantees

All loans contracted under the FINAME/BNDES program, totaling R$ 110.4 million on December 31, 2017, are guaranteed by the assets being financed.

d) Credit Lines

In June 2009, the Company and some of its subsidiaries in Brazil, obtained a pre-approved credit line with BNDES in the total amount of R$ 1.5 billion to be used for the revamp and modernization of several areas, an increase in the production capacity of certain product lines, investment in logistics and energy generation, and also environmental and sustainability projects. The funds are made available at the time each subsidiary starts its specific investment and presents to BNDES the evidence of the investment made. The interest rate for this credit line is determined at the time of each disbursement, and is composed by indexes linked to of TJLP + 2.16% p.a. As of December 31, 2017, the outstanding balance of this credit facility was R$ 402.5 million.

In October 2017, the Company completed the renewal and reduction of the volume of the Senior Unsecured Global Working Capital Credit Agreement, a US$ 800 million (R$ 2,646.4 million as of December 31, 2017) revolving credit line to provide liquidity to its subsidiaries. The line is divided into two tranches, of which US$ 200 million (R$ 661.6 million as of December 31, 2017) is allocated to North American subsidiaries and US$ 600 million (R$ 2,028.0 million as of December 31, 2017) to subsidiaries in Latin America, including Brazil. The companies Gerdau SA, Gerdau Açominas SA and Gerdau Aços Longos SA provide a guarantee and the operation expires in October 2020. As of December 31, 2017, the amount disbursed in this line was US$ 54 million (R$ 178.6 million as of December, 31, 2017).